Production and operating costs (Tables)	12 Months Ended
Dec. 31, 2023
Production and operating costs
Schedule of Production and Operating Costs

Amounts in US$ '000	2023	2022	2021
Staff costs (Note 11)	13,889	13,114	16,655
Share-based payment (Note 11)	750	955	339
Royalties in cash (a)	12,845	63,298	40,000
Economic rights in cash (a)	72,032	188,989	73,023
Well and facilities maintenance	26,089	20,779	17,989
Operation and maintenance	8,143	6,545	7,826
Consumables (b)	37,556	21,789	19,270
Equipment rental	4,314	7,580	8,127
Transportation costs	5,850	4,021	3,383
Field camp	6,546	4,070	4,386
Safety and insurance costs	5,487	3,745	4,216
Personnel transportation	3,363	2,480	2,397
Consultant fees	2,291	2,133	1,732
Gas plant costs	1,865	1,680	2,596
Non-operated blocks costs (c)	20,421	12,650	4,941
Crude oil stock variation	2,004	(6,449)	1,271
Purchased crude oil	4,666	7,929	—
Other costs	4,214	4,471	4,639
	232,325	359,779	212,790
(a)	Royalties and economic rights in Colombia are payable to the National Hydrocarbons Agency (“ANH”) and are determined on a field-by-field basis depending on different variables such as crude quality and price levels, among others (see Note 33). During 2023, the mix of royalties and economic rights paid “in-kind” increased as compared to royalties and economic rights paid ‘in-cash”. These changes caused variations in the ‘royalties in cash’ and ‘economic rights in cash’ line items from year to year, which are compensated by variations in the quantities of oil sales impacting the ‘Revenue’ line item in the Consolidated Statement of Income.

(b)	Consumables include energy costs of US$ 26,348,000 in the Llanos 34 Block in 2023 (US$ 6,086,000 in 2022) due to a drought that affected the energy matrix in Colombia as a result of decreased availability of hydroelectric power.

(c)	Non-operated block costs show the increase in activities in the CPO-5 and Perico Blocks in Colombia and Ecuador, respectively.